UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check appropriate box:
☐       Preliminary Proxy Statement
☐       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☑       Soliciting Material under Rule 14a-12

Micrus Endovascular Corporation

(Name of Registrant as Specified in Its Charter)

Johnson & Johnson

(Name of Persons Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):

☑       No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐       Fee paid previously with preliminary materials.

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

The following presentation was delivered by representatives of Johnson & Johnson to employees of Micrus Endovascular Corporation on July 12, 2010.

Forward Looking Statements

This communication includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors, including the risks to both companies that the acquisition of Micrus Endovascular Corporation will not be consummated, as the transaction is subject to certain closing conditions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; any projections of earnings, revenues or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements on trends toward healthcare cost containment; and any statements of assumptions underlying any of the foregoing.  In addition, if and when the transaction is consummated, there will be risks and uncertainties related to Johnson & Johnson’s ability to successfully integrate the products and employees of Johnson & Johnson and Micrus Endovascular Corporation as well as the ability to ensure continued performance or market growth of Micrus Endovascular Corporation’s products. These risks, uncertainties and other factors, and the general risks associated with the respective businesses of Johnson & Johnson and Micrus Endovascular Corporation described in the reports and other documents filed by each of them with the Securities and Exchange Commission (the “SEC”), could cause actual results to differ materially from those referred to in the forward-looking statements.  For example, general business conditions, the impact of healthcare reform and any other changes to applicable governmental laws and regulations, the introduction of competing products or pricing changes by competitors could impact the performance of the companies.  The ability to complete a transaction in a timely fashion, if at all, will depend on regulatory consents which can be time consuming to obtain and are often hard to predict.  The reader is cautioned not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to Johnson & Johnson and Micrus Endovascular Corporation and are qualified in their entirety by this cautionary statement. Neither Johnson & Johnson nor Micrus Endovascular Corporation undertakes to update any such forward-looking statements or other statements included in this communication.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed acquisition, Micrus Endovascular Corporation will file a definitive proxy statement and Micrus Endovascular Corporation and Johnson & Johnson will file other relevant materials with the SEC.  Investors and security holders of Micrus Endovascular Corporation are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition because they will contain important information about the acquisition and the parties to the acquisition.

Investors and security holders may obtain a free copy of the proxy statement and other relevant materials when they become available and any other documents filed by Micrus Endovascular Corporation with the SEC, at the SEC’s web site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from Micrus Endovascular Corporation by contacting Micrus Endovascular Corporation at: 408-433-1400 or 821 Fox Lane, San Jose, California  95131.

Johnson & Johnson, Micrus Endovascular Corporation and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Micrus Endovascular Corporation stockholders in connection with the proposed acquisition. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Johnson & Johnson’s executive officers and directors in the solicitation by reading the proxy statement for Johnson & Johnson’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2010, and the proxy statement relating to the acquisition and other relevant materials filed with the SEC when they become available.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Micrus Endovascular Corporation’s executive officers and directors in the solicitation by reading the proxy statement for Micrus Endovascular Corporation’s 2009 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2009, and the proxy statement relating to the acquisition and other relevant materials to be filed with the SEC when they become available.  Certain executives and directors of Micrus Endovascular Corporation have interests in the proposed acquisition that may differ from the interests of stockholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification.  These interests and any additional benefits in connection with the proposed acquisition will be described in the proxy statement when it becomes available.

INTRODUCTION TO CODMAN:
A Global Medical Device Company
Leading the Evolution in Neuroscience
July, 2010

Our Mission:
To Improve the quality of life in many
more patients worldwide by
developing innovative solutions
across a broad spectrum of
neurological conditions

J&J’s Global Presence
• One of the World’s Largest
 Health Care Companies
• 115,000 Employees
• 250 Operating Companies In
 57 Countries
• Selling Products in
 Over 175 Countries
Diversified Business
$23.6B
$15.8B
$22.5B
Medical Devices
& Diagnostics
38%
Consumer
26%
Pharmaceutical
36%

“Our final
responsibility
is to our
stockholders…”
“We believe our
first responsibility
is to doctors,
nurses
and patients…”
“We are also
responsible
to our
employees…”
“We are also
responsible to
the communities
we serve…”

Our Credo We believe our first responsibility is to the doctors, nurses and patients, to mothers and fathers and all others who use our products and services. In meeting their needs everything we do must be of high quality. We must constantly strive to reduce our costs in order to maintain reasonable prices. Customers’ orders must be serviced promptly and accurately. Our suppliers and distributors must have an opportunity to make a fair profit. We are responsible to our employees, the men and women who work with us throughout the world. Everyone must be considered as an individual. We must respect their dignity and recognize their merit. They must have a sense of security in their jobs. Compensation must be fair and adequate, and working conditions clean, orderly and safe. We must be mindful of ways to help our employees fulfill their family responsibilities. Employees must feel free to make suggestions and complaints. There must be equal opportunity for employment, development and advancement for those qualified. We must provide competent management, and their actions must be just and ethical. We are responsible to the communities in which we live and work and to the world community as well. We must be good citizens – support good works and charities and bear our fair share of taxes. We must encourage civic improvements and better health and education. We must maintain in good order the property we are privileged to use, protecting the environment and natural resources. Our final responsibility is to our stockholders. Business must make a sound profit. We must experiment with new ideas. Research must be carried on, innovative programs developed and mistakes paid for. New equipment must be purchased, new facilities provided and new products launched. Reserves must be created to provide for adverse times. When we operate according to these principles, the stockholders should realize a fair return. Johnson&Johnson

Sports Medicine and Minimally
Invasive Joint Therapies
Joint Reconstruction
and Trauma
Neurological and
Neurovascular
Treatment
The DePuy Companies of
Johnson & Johnson

Add Images of
R&D, product,
physician with
company,
physician with
patient
6
never stop moving™ Meaningful innovation that makes a difference Shared knowledge that advances understanding Caring touch that puts patients first

7
7
• Products sold in over 50 countries
• Global workforce of
 over 500 people
• Worldwide headquarters:
 • Raynham, MA
• Manufacturing locations:
 • Massachusetts
 • Germany
 • Switzerland
 • Mexico

Codman & Shurtleff, Inc. is Creating a
Global Presence in Neuroscience
 • A Total Neuroscience Company with a broad product line
 • From a Foundation with Neurosurgeons worldwide
 • Integrated Cordis neurovascular (CNV) business into Codman in 2009
 • Launched MEDSTREAM neuromodulation drug pump in 2009 OUS
 • The combined business of Codman and Micrus:
 • Strong suite of solutions in Hemorrhagic Stroke
 • Promising products in development for Ischemic Stroke
 • Impact the treatment of stroke in ways that could not be realized by either company alone

Vast Unmet Need Remains
in Treating Neurological Disorders
➢ Worldwide, 1-in-5, or 1.7billion people, suffer from neurological diseases, yet less than 1-in-5 of these people are treated
▪ In the US, Stroke costs healthcare system over $50 B per year*
 ▪ 3rd leading cause of death after heart disease and
 cancer
 ▪ 750,000 strokes per year in the US
 ▪ 87% ischemic - 13% hemorrhagic
 ▪ 15-20% result in mortality in a week, 1/3 within a year
 but death rate falling due to better treatment
 ▪ 4 million Americans live with effects of stroke with
  15-30% of patients emerging with permanent disabilities
Each year, there are over 30 million newly diagnosed patients worldwide with neurological disease
**
* 1National Stroke Association, “Stroke 101”, 2010.
** World Health Organization, 2007

Major Conditions / Diseases
Products
• Acquired hydrocephalus
 (via. tumor, surgery, absorption)
• Normal Pressure Hydro (NPH)
Hydrocephalus
Treat
Valves: Fixed and CHPV®
BACTISEAL® Catheter
• Post-craniotomy care
• Traumatic Brain Injury (TBI)
• (post) Aneurysm/Stroke care
Neuro Critical Care
Access &
Treat
BACTISEAL®
EVD
Drainage
ICP Monitor
• Surgical access, intervention, and
 closure (general to specialized)
Instruments
Access &
Intervention
Retractors and instruments
• Aneurysms
• Arteriovenous Malformation (AVM’s)
Neurovascular
Access &
Treat
Vascular reconstructive devices, embolics and
access products
We Offer an Industry-leading Product Portfolio
• Tumors
• Cerebrovascular
• Functional/stereotactic
Operative
Neurosurgery
Neurodisposables,
Electro-surgery, Closure
Access &
Treat
Perforator
ISOCOOL® Forceps
DURAFORM®
CERTAS™
• Pain (Morphine)
• Spasticity (Baclofen)
Drug Delivery
Treat
MEDSTREAM™*
GALAXY™ &
NEUROSCOUT™
*MEDSTREAM™ is not approved for sale in the US.

Neurostimulators
SNS Selective nerve stimulation for
under-treated diseases, including
epilepsy, depression, stroke
Drug Delivery
Build on MEDSTREAM pump with
new compounds for neurologic
conditions
We are investing in Transformational Technologies*
Neuromodulation
Biologics
Placental stem cell focused
treatment of stroke
Stroke Therapeutics &
Diagnostics
Neuromodulation
Post-Stroke
Neurovascular
Hemorrhagic Stroke
Ischemic Stroke
Valves with Sensing Technology
Advanced Monitoring
Automated detection of cerebral
vasospasm and emboli
Neurosurgery &
NeuroCritical Care
 These areas of research are not approved products
 in the US at this time.

Competitive Advantages
ENTERPRISE Stent Platform
Global Footprint & Alignment
World-class Prof Ed Capabilities
Codman: Total Neurosciences
 Approach
CNV Strategic Framework Education to Expand Globally Innovation to Improve Patient Care Growth Strategies Evidence to Drive Adoption & Reimbursement Attain Leadership in Hemorrhagic Stroke Build Foundation in Ischemic Stroke Pioneer Minimally Invasive Therapies to Treat Stroke CNV Mission Leadership Imperatives Competitive Advantages ENTERPRISE Stent Platform Global Footprint & Alignment World-class Prof Ed Capabilities Codman: Total Neurosciences Approach

 • Hydrocephalus
 • Neurovascular
 • Neuro Critical Care
• Raising Awareness
 • NPH Patient Campaign
 • NPH Referral Development
• Professional Education
 • Hydro Symposia
 • Embolic Training Courses
 • New DePuy Institute
DePuy
Institute, LLC
State-of-the-art
70,000 sq ft facility
Addressing the unmet educational and clinical needs in a rapidly changing and expanding health care environment for
professionals and our sales teams
•Training across a continuum of care and a wide range of
stakeholders
•World-class faculty across disciplines
•Undergo collaborative efforts with medical societies
•State-of-the-art labs, training rooms, rapid-
prototyping

 Our Commitment
 Strengthen Global Presence in Neuroscience
 Offer an Industry-leading Product Portfolio
 Advance Breakthrough Future Therapies

Forward Looking Statements
This presentation contains “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Johnson & Johnson’s and Micrus
Endovascular Corporation’s expectations and projections. Risks and uncertainties include: the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; the possibility that the expected benefits of the acquisition will not be achieved; general industry conditions and competition; business and economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations;
and trends toward health care cost containment. A further list and description of these risks, uncertainties and other factors can be found in Exhibit 99 of Johnson & Johnson’s Annual
Report on Form 10-K for the fiscal year ended January 3, 2010 and in Micrus Endovascular
Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov,
www.jnj.com/connect or micrusendovascular.com. Neither company undertakes to update any forward-looking statements as a result of new information or future events or developments.

In connection with the proposed transaction, Micrus Endovascular Corporation intends to file a definitive proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”).
Before making any voting decision with respect to the proposed transaction, stockholders of Micrus
Endovascular Corporation are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents filed by Micrus Endovascular Corporation with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Micrus
Endovascular Corporation may obtain free copies of the documents filed with the SEC at micruscorp.com or by contacting Micrus Endovascular Corporation at: 408-433-1400 or 821 Fox Lane, San Jose, CA 95131.
Micrus Endovascular Corporation and Johnson & Johnson and each of their executive officers and directors may be deemed to be participants in the solicitation of proxies from Micrus Endovascular Corporation’s stockholders in favor of the proposed transaction. A list of the names of Johnson & Johnson’s executive officers and directors and a description of their respective interests in Johnson & Johnson are set forth in the proxy statement for Johnson & Johnson’s 2010 Annual Meeting of Shareholders, which was filed with the
SEC on March 17, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended. A list of the names of Micrus Endovascular
Corporation executive officers and directors and a description of their respective interests in Micrus
Endovascular Corporation are set forth in the proxy statement for Micrus Endovascular Corporation’s 2009
Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2009, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended. Certain executive officers and directors of Micrus Endovascular Corporation have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction are described in the definitive proxy statement.
Additional Information About the Proposed Transaction and Where to Find It